UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 792-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See the disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 14, 2012, Air Methods Corporation (the “Company”) entered into an Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement (the “Amendment”) by and among the Company, certain of the Company’s subsidiaries, certain lender parties named therein, KeyBank National Association, as Administrative Agent for the lenders, Lead Arranger and Sole Book Runner, PNC Bank, National Association, as Joint Lead Arranger and Documentation Agent, BBVA Compass Bank, as Joint Lead Arranger and Co-Syndication Agent, and Bank of America, N.A., as Joint Lead Arranger and Co-Syndication Agent.

Among other things, the Amendment (i) increases the amount of the Company’s term loan credit facility by $100,000,000, to $287,500,000; (ii) permits the Company to declare and pay a special dividend to the Company’s stockholders in an amount not to exceed $92,000,000; (iii) extends the maturity of the facilities to December 14, 2017; (iv) increases the basket for permitted indebtedness to $25,000,000 and increases the basket for permitted acquisitions to $25,000,000; and (v) provides for an increase in the incremental loan facility to $100,000,000 from $50,000,000.

The foregoing is a summary of the material terms and conditions of the Amendment and not a complete description of the Amendment.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.1, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced at our Special Meeting of Stockholders held on December 3, 2012, our stockholders approved an amendment to our Certificate of Incorporation, as amended, to (i) increase the authorized Common Stock of the Company from 23,500,000, par value $0.06 per share to 70,500,000 shares, par value $0.06 per share and to effect a three-for-one stock split of the issued Common Stock of the Company by changing each issued share of Common Stock into three shares of Common Stock and (ii) increase the authorized Preferred Stock of the Company from 5,000,000 shares, par value $1.00 per share, to 15,000,000 shares, par value $1.00 per share.  The increase in authorized shares of Common Stock and Preferred Stock was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation, as amended, filed with the Secretary of State of the State of Delaware on, and effective as of, December 14, 2012.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Air Methods Corporation.
10.1	Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated December 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: December 17, 2012	By	\s\ Crystal L. Gordon
Crystal L. Gordon, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Air Methods Corporation.
10.1	Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated December 14, 2012.